Winthrop Realty Trust
Supplemental Operating and Financial Data
For the Period Ended June 30, 2013

WINTHROP REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE

Table of Contents

Consolidated Balance Sheets	1
Consolidated Statements of Operations and Comprehensive Income	2
Funds from Operations	5
Estimated Net Asset Value	7
Performance Table	12
Consolidated Statements of Cash Flows	13
Selected Balance Sheet Account Detail	15
Schedule of Capitalization, Dividends and Liquidity	16
Selected Investment Data	17
Schedule of Securities Carried at Fair Value	20
Schedule of Loan Assets	21
Net Operating Income from Consolidated Properties	23
Schedule of Interest, Dividends and Discount Accretion	24
Consolidated Properties – Selected Property Data	25
Equity Investments – Selected Property Data	27
Consolidated Properties – Operating Summary	30
Equity Investments – Operating Summary	31
Consolidated Debt Summary	32
Equity Investments Debt Summary	33
Lease Expiration Summary	35
Reconciliation of Non-GAAP financial measures of income to net income attributable to Common Shares	36
Supplemental Definitions	37
Investor Information	39

Forward-Looking Statements - This supplemental reporting package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,”  “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Winthrop Realty Trust’s (the “Trust”) control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Trust's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Trust’s filings with the Securities and Exchange Commission. The Trust does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures - It is important to note that throughout this presentation management makes references to non-GAAP financial measures, an example of which is Funds from Operations (“FFO”). Reconciliations and definitions for these non-GAAP financial measures are provided within this document.

WINTHROP REALTY TRUST
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data, Unaudited)

	June 30,	March 31,	December 31	September 30,	June 30,
	2013	2013	2012	2012	2012
ASSETS
Investments in real estate, at cost
Land	$59,183	$60,679	$43,252	$37,177	$39,575
Buildings and improvements	385,370	395,799	378,737	344,289	350,243
	444,553	456,478	421,989	381,466	389,818
Less: accumulated depreciation	(53,553)	(52,412)	(51,553)	(48,618)	(49,818)
Investments in real estate, net	391,000	404,066	370,436	332,848	340,000

Cash and cash equivalents	186,132	131,448	97,682	159,251	43,959
Restricted cash held in escrows	19,422	15,821	13,250	15,273	10,678
Loans receivable, net	113,308	130,212	211,250	138,001	123,872
Accounts receivable, net of allowances of $474, $458
$374, $513 and $397, respectively	5,027	4,902	7,353	4,910	5,986
Accrued rental income	15,801	16,761	13,770	13,467	13,281
Securities carried at fair value	10,360	12,220	19,694	37,191	34,079
Loan securities carried at fair value	226	11	11	5,756	5,385
Preferred equity investments	12,514	12,358	12,250	5,500	5,500
Equity investments	141,645	134,224	134,859	115,299	146,221
Lease intangibles, net	48,348	52,299	37,744	34,883	34,678
Deferred financing costs, net	4,819	4,755	4,864	4,558	1,081
Assets held for sale	1,708	-	-	-	-
TOTAL ASSETS	$950,310	$919,077	$923,163	$866,937	$764,720

LIABILITIES
Mortgage loans payable	$325,026	$278,824	$280,576	$238,097	$229,891
Senior notes payable	86,250	86,250	86,250	86,250	-
Secured Financings	29,150	42,803	52,920	29,150	29,150
Notes payable	1,645	1,660	1,676	-	-
Accounts payable and accrued liabilities	21,860	22,550	23,720	19,724	16,696
Dividends payable	8,268	8,154	5,366	8,161	5,373
Deferred income	1,131	1,472	1,136	758	1,010
Below market lease intangibles, net	2,483	2,686	2,255	2,423	2,602
TOTAL LIABILITIES	475,813	444,399	453,899	384,563	284,722

COMMITMENTS AND CONTINGENCIES

EQUITY
Winthrop Realty Trust Shareholders’ Equity:
Series D Cumulative Redeemable Preferred Shares
$25 per share liquidation preference, 5,060,000 shares authorized and 4,820,000 shares outstanding at June 30, Mar 31,2013, Dec 31, Sept 30 and June 30, 2012.	120,500	120,500	120,500	120,500	120,500
Common Shares, $1 par, unlimited shares authorized;
33,638,757, 33,128,853, 33,018,711, 33,077,047, 33,066,280 issued and outstanding at June 30 and Mar 31,2013, Dec 31, Sept 30, and June 30, 2012, respectively	33,039	33,029	33,019	33,077	33,066
Additional paid-in capital	618,954	618,626	618,426	617,837	617,862
Accumulated distributions in excess of net income	(311,688)	(311,793)	(317,385)	(307,144)	(314,091)
Accumulated other comprehensive loss	80	(51)	(50)	(165)	(149)
Total Winthrop Realty Trust Shareholders’ Equity	460,885	460,311	454,510	464,105	457,188
Non-controlling interests	13,612	14,367	14,754	18,269	22,810
Total Equity	474,497	474,678	469,264	482,374	479,998
TOTAL LIABILITIES AND EQUITY	$950,310	$919,077	$923,163	$866,937	$764,720

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
		June 30,		June 30,
	2013	2012	2013	2012
Revenue
Rents and reimbursements	$15,593	$11,841	$30,101	$23,042
Interest, dividends and discount accretion	4,308	5,778	9,628	11,296
	19,901	17,619	39,729	34,338
Expenses
Property operating	4,892	3,355	9,650	7,530
Real estate taxes	1,659	884	2,542	2,003
Depreciation and amortization	4,950	4,008	9,840	7,273
Interest	6,708	3,448	12,740	7,172
General and administrative	1,098	782	1,945	1,665
Related party fees	2,291	2,298	4,557	4,325
Transaction costs	46	184	52	305
State and local taxes	125	142	142	147
	21,769	15,101	41,468	30,420
Other income (loss)
Equity in income of equity investments	4,524	818	12,393	1,242
Earnings from preferred equity investments	185	-	387	-
Realized gain (loss) on sale of securities carried at fair value	-	15	(102)	41
Unrealized (loss) gain on securities carried at fair value	(1,860)	(791)	(142)	4,141
Unrealized gain (loss) on loan securities carried at fair value	215	(88)	215	76
Settlement expense	(134)	-	(134)	-
Interest income	115	90	185	191
	3,045	44	12,802	5,691
Income from continuing operations	1,177	2,562	11,063	9,609
Discontinued operations
Income from discontinued operations	6,568	323	9,633	628
Consolidated net income	7,745	2,885	20,696	10,237
Net loss attributable to non-controlling interest	629	473	1,424	1,374
Net income attributable to Winthrop Realty Trust	8,374	3,358	22,120	11,611
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(5,573)	(3,712)
Amount allocated to restricted shares	(98)	-	(124)	-
Net income attributable to Common Shares	$5,490	$571	$16,423	$7,899
Per Common Share data - Basic
Income from continuing operations	$(0.03)	$0.01	$0.21	$0.22
Income from discontinued operations	0.20	0.01	0.29	0.02
Net income attributable to Winthrop Realty Trust	$0.17	$0.02	$0.50	$0.24
Per Common Share data - Diluted
Income from continuing operations	$(0.03)	$0.01	$0.21	$0.22
Income from discontinued operations	0.20	0.01	0.29	0.02
Net income attributable to Winthrop Realty Trust	$0.17	$0.02	$0.50	$0.24

Basic Weighted-Average Common Shares	33,037	33,064	33,032	33,058
Diluted Weighted-Average Common Shares	33,037	33,064	33,041	33,058
Comprehensive income
Consolidated net income	$7,745	$2,885	$20,696	$10,237
Change in unrealized loss on interest rate derivative	131	(25)	130	(57)
Consolidated comprehensive income	7,876	2,860	20,826	10,180

Net loss attributable to non-controlling interest	629	-	1,424	-
Other comprehensive income attributable to non-controlling interest	-	-	-	-
Comprehensive loss attributable to non-controlling interest	629	-	1,424	-
Comprehensive income attributable to Winthrop Realty Trust	$8,505	$2,860	$22,250	$10,180

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Revenue
Rents and reimbursements	$15,593	$14,508	$12,252	$12,356	$11,841
Interest, dividends and discount accretion	4,308	5,320	6,105	3,722	5,778
	19,901	19,828	18,357	16,078	17,619
Expenses
Property operating	4,892	4,758	3,924	3,409	3,355
Real estate taxes	1,659	883	1,189	1,192	884
Depreciation and amortization	4,950	4,890	4,404	4,448	4,008
Interest	6,708	6,032	6,056	4,430	3,447
Impairment loss on investment in real estate	-	-	1,738	-	-
General and administrative	3,389	3,113	3,412	3,098	3,081
Transaction costs	46	6	87	30	183
State and local taxes	125	17	21	64	142
	21,769	19,699	20,831	16,671	15,100
Other income (loss)
Equity in income of equity investments	4,524	7,869	792	12,809	818
Earnings from preferred equity investments	185	202	-	-	-
Realized gain (loss) on sale of securities carried at fair value	-	(102)	-	-	15
Unrealized gain (loss) on securities carried at fair value	(1,860)	1,718	(338)	3,113	(791)
(Loss)Gain on extinguishment of debt, net	-	-	(121)	-	-
Realized gain on loan securities carried at fair value	-	-	614	-	-
Unrealized gain (loss) on loan securities carried at fair value	215	-	-	371	(88)
Settlement expense	(134)	-	-	-	-
Interest and other income	115	70	266	242	89
	3,045	9,757	1,213	16,535	43

Income (loss) from continuing operations	1,177	9,886	(1,261)	15,942	2,562

Discontinued operations
Income (loss) from discontinued operations	6,568	3,065	(639)	105	323

Consolidated net income (loss)	7,745	12,951	(1,900)	16,047	2,885
Income (loss) attributable to non-controlling interest	629	795	(188)	(939)	473
Net income (loss) attributable to Winthrop Realty Trust	8,374	13,746	(2,088)	15,108	3,358
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(98)	(16)	-	-	-
Net income (loss) attributable to Common Shares	$5,490	$10,943	$(4,875)	$12,322	$571

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(In thousands, except per share data, continued)
(Unaudited)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Per Common Share data - Basic
Income (loss) from continuing operations	$(0.03)	$0.24	$(0.13)	$0.37	$0.01
Income (loss) from discontinued operations	0.20	0.09	(0.02)	-	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.17	$0.33	$(0.15)	$0.37	$0.02

Per Common Share data - Diluted
Income (loss) from continuing operations	$(0.03)	$0.24	$(0.13)	$0.37	$0.01
Income (loss) from discontinued operations	0.20	0.09	(0.02)	-	0.01
Net income (loss) attributable to Winthrop Realty Trust	$0.17	$0.33	$(0.15)	$0.37	$0.02

Basic Weighted-Average Common Shares	33,037	33,027	33,056	33,075	33,064
Diluted Weighted-Average Common Shares	33,037	33,029	33,056	33,076	33,034

Comprehensive income (loss)
Consolidated net income (loss)	$7,745	$12,951	$(1,900)	$16,047	$2,885
Change in unrealized gain (loss) on interest rate derivative	131	(1)	115	(16)	(25)
Comprehensive income (loss)	$7,876	$12,950	$(1,785)	$16,031	$2,860

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)
The following presents a reconciliation of net income to funds from operations for the Six months ended June 30, 2013 and 2012:

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Basic
Net income attributable to Winthrop Realty Trust	$8,374	$3,358	$22,120	$11,611
Real estate depreciation	3,249	2,747	6,512	5,261
Amortization of capitalized leasing costs	1,858	1,732	3,835	2,937
Trust's share of real estate depreciation and amortization of unconsolidated interests	2,086	3,992	4,709	7,654
Impairment loss on investment in real estate	154	-	154	-
Gain on sale of real estate	(6,752)	-	(9,527)	-
Loss on sale of equity investments	-	(152)	110	(106)
Less: Non-controlling interest share of depreciation and amortization	(1,496)	(713)	(1,738)	(1,445)
Funds from operations attributable to the Trust	7,473	10,964	26,175	25,912
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(5,573)	(3,712)
Amount allocated to restricted shares	(98)	-	(124)	-
FFO applicable to Common Shares - Basic	$4,589	$8,177	$20,478	$22,200
Weighted-average Common Shares	33,037	33,064	33,032	33,058
FFO Per Common Share - Basic	$0.14	$0.25	$0.62	$0.67

Diluted
Funds from operations attributable to the Trust	$7,473	$10,964	$26,175	$25,912
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(5,573)	(3,712)
Amount allocated to restricted shares	(98)	-	(124)	-
FFO applicable to Common Shares	$4,589	$8,177	$20,478	$22,200

Weighted-average Common Shares	33,037	33,064	33,032	33,058
Stock options	-	-	2	-
Restricted shares	-	-	7	-
Diluted weighted-average Common Shares	33,037	33,064	33,041	33,058
FFO Per Common Share - Diluted	$0.14	$0.25	$0.62	$0.67

WINTHROP REALTY TRUST
FUNDS FROM OPERATIONS
(In thousands, except per share data)
(Unaudited)

The following presents a reconciliation of net income to funds from operations for the each of the last five quarterly periods:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2013	2013	2012	2012	2012
Basic
Net income (loss) attributable to Winthrop Realty Trust	$8,374	$13,746	$(2,088)	$15,108	$3,358
Real estate depreciation	3,249	3,263	3,116	2,903	2,747
Amortization of capitalized leasing costs	1,858	1,977	1,679	2,169	1,732
Real estate depreciation and amortization of
unconsolidated interests	2,086	2,623	2,860	2,976	3,992
Impairment loss on investments in real estate	154	-	2,562	698	-
Gain on sale of real estate	(6,752)	(2,775)	-	(945)	-
(Gain) loss on sale of equity investments	-	110	73	(165)	(152)
Less: Non-controlling interest share
of depreciation and amortization	(1,496)	(242)	(686)	(699)	(713)
Funds from operations	7,473	18,702	7,516	22,045	10,964
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(98)	(16)	-	-	-
FFO applicable to Common Shares - Basic	$4,589	$15,899	$4,729	$19,259	$8,177
Weighted-average Common Shares	33,037	33,027	33,056	33,075	33,064
FFO Per Common Share - Basic	$0.14	$0.48	$0.14	$0.58	$0.25

Diluted
Funds from operations	$7,473	$18,702	$7,516	$22,045	$10,964
Preferred dividend of Series D Preferred Shares	(2,786)	(2,787)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(98)	(16)	-	-	-
FFO applicable to Common Shares	$4,589	$15,899	$4,729	$19,259	$8,177

Weighted-average Common Shares	33,037	33,027	33,056	33,075	33,064
Stock options	-	2	-	1	-
Restricted shares	-	-	-	-	-
Diluted weighted-average Common Shares	33,037	33,029	33,056	33,076	33,064
FFO Per Common Share - Diluted	$0.14	$0.48	$0.14	$0.58	$0.25

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Cash, accounts payable and dividends payable:	Trust Ownership	Carrying Amount	Matched Debt	Estimated NAV Range
Cash and cash equivalents and restricted cash	100%	$205,554	$-	$205,554	to	$205,554
Accounts payable and dividends payable	100%	29,994	-	(29,994)	to	(29,994)
Subtotal - Corporate Segment Estimated Net Asset Value Range				175,560	to	175,560

REIT Securities:	Trust Ownership	Fair Value Carrying Amount	Matched Debt	Estimated NAV Range
REIT Common shares	100%	$10,360	$-	$10,360	to	$10,360
REIT Preferred shares	100%	-	-	-	to	-
Subtotal - REIT Securities Segment Estimated Net Asset Value Range				10,360	to	10,360

Loans:	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Expected Repayment
WBCMT Series 2007 Tranche L - CMBS	100%	$1,130	$-	$226	to	$1,130	[1	]
Mentor Building - Whole Loan	100%	2,512	-	2,512	to	2,512	[1	]
MetroTech Brooklyn-Whole Loan	33%	40,000	-	13,200	to	13,200	[1	]
Hotel Wales - Whole Loan	100%	20,097	14,000	6,097	to	6,097	[1	]
Legacy Orchard -Corporate Loan	100%	9,750	-	9,750	to	9,750	[1	]
Rennaisance - Mezzanine Loan	100%	3,000	-	3,000	to	3,000	[1	]
San Marbeya - Whole Loan	100%	29,608	15,150	14,458	to	14,458	[1	]
Rockwell - Mezzanine Loan	100%	1,502	-	180	to	1,502	[1	]
500-512 Seventh Ave - B Note	100%	11,054	-	11,054	to	11,054	[1	]
Wellington Tower - Mezzanine Loan	100%	3,514	-	3,514	to	3,514	[1	]
Churchill-Whole Loan	100%	683	-	-	to	683	[1	]
Pinnacle II - B Note	100%	5,122	-	5,122	to	5,122	[1	]
The Shops at Wailea - B Note	100%	7,671	-	7,671	to	7,671	[1	]
Poipu Shopping Village - B Note	100%	2,852	-	2,852	to	2,852	[1	]
Queensridge - Whole Loan	100%	13,863	-	13,863	to	13,863	[1	]
Playa Vista - Mezzanine Loan	100%	10,322		10,322	to	10,322	[1	]

Total Estimated Value of Loans with Expected Repayment				103,821	to	106,730

	Trust Ownership	Par Value Plus Accrued Interest	Matched Debt	Estimated NAV Range
Loan Assets, Loan Securities & Loan Equity Investments, with Potential Equity Participation
Stamford Office - Mezzanine	20%	47,076	-	9,415	to	9,415	[2	]
Atrium- Whole Loan	50%	14,031	-	3,935	to	3,935
Total Estimated Value of Loans with Potential Equity				13,350	to	13,350

Debt Platforms
Conord Debt Holdings/CDH CDO	67%/49%	N/A	N/A	13,000	to	18,000	[3	]
RE CDO	50%	N/A	N/A	500	to	1,000	[4	]
Total Estimated Value of Debt Platforms				13,500	to	19,000
Subtotal - Loan Segment Estimated Net Asset Value Range				130,671	to	139,080

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of June 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.  (Continued on next page)

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner-ship	Type	Square Feet/ Units	Six Mos Ended June 30, 2013 NOI Annualized	Adjust- ments		Adjusted NOI [18]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties
Englewood, CO (Crossroads I)	100%	Office	118,000	1,098	102	[5]	1,200	8.00%	to	7.00%	14,569	to	16,712	-	14,569	to	16,712
Englewood, CO (Crossroads II)	100%	Office	118,000	922	78	[5]	1,000	8.00%	to	7.00%	12,288	to	14,074	-	12,288	to	14,074
Meriden, CT (Newbury Apartments)	100%	Multi-Family	180 Units	1,465			1,465	5.35%	to	5.30%	27,383	to	27,642	21,000	6,383	to	6,642
Atlanta, GA	100%	Retail	61,000	259			259	13.00%	to	12.00%	1,992	to	2,158	-	1,992	to	2,158
Denton, TX	100%	Retail	46,000	220			220	12.75%	to	12.75%	1,725	to	1,725	-	1,725	to	1,725
Greensboro, NC	100%	Retail	46,000	220			220	9.00%	to	8.00%	2,444	to	2,750	-	2,444	to	2,750
Louisville , KY	100%	Retail	47,000	214			214	11.00%	to	10.00%	1,945	to	2,140	-	1,945	to	2,140
Seabrook, TX	100%	Retail	52,000	230			230	9.00%	to	8.00%	2,556	to	2,875	-	2,556	to	2,875
Amherst, NY	100%	Office	200,000	2,407	(599)	[14]	1,808	7.50%	to	7.00%	18,507	to	20,229	14,985	3,522	to	5,244
Chicago, IL (One East Erie)	100%	Office	126,000	3,040	(70)	[10]	2,970	7.50%	to	6.50%	39,600	to	45,692	20,026	19,574	to	25,666
Chicago, IL (River City )	60%	Office	253,000	1,411			1,411	8.00%	to	7.00%	17,638	to	20,157	8,659	5,387	to	6,899
Houston, TX (Westheimer)	32%	Office	614,000	5,611	(500)	[7]	5,111	7.00%	to	6.00%	73,014	to	85,183	49,695	7,462	to	11,356
Lisle, IL (550 Corporetum)	100%	Office	169,000	1,158			1,158	9.50%	to	8.50%	12,189	to	13,624	5,753	6,436	to	7,871
Lisle, IL (Arboretum)	100%	Office	67,000	(458)	1,063	[8]	605	11.00%	to	9.00%	3,500	to	4,722	-	3,500	to	4,722
Lisle, IL (1050 Corporetum)	60%	Office	54,000	435			435	9.00%	to	8.00%	4,833	to	5,438	5,506	-	to	-
New York, NY	var	Office /Retail	105,000	2,547	3,053	[9]	5,600	6.00%	to	5.50%	93,333	to	101,818	51,982	23,560	to	26,530	[9]
Orlando, FL	100%	Office	257,000	3,313			3,313	8.50%	to	7.50%	38,976	to	44,173	37,283	1,693	to	6,890
Plantation, FL	100%	Office	120,000	1,448			1,448	8.00%	to	7.00%	18,100	to	20,686	10,748	7,352	to	9,938
South Burlington, VT	100%	Office	54,000	230	(39)	[6]	191	11.00%	to	9.00%	1,736	to	2,122	-	1,736	to	2,122
Jacksonville, FL	100%	Warehouse	588,000	890			890	10.00%	to	8.00%	8,900	to	11,125	-	8,900	to	11,125
Churchill, PA (Westinghouse )	100%	Mixed Use	52,000	757			757	12.00%	to	9.00%	6,308	to	8,411	5,100	1,208	to	3,311
Memphis, TN (Waterford Apartments)	100%	Multi-Family	320 Units	1,619			1,619	6.25%	to	6.00%	25,904	to	26,983	13,267	12,637	to	13,716
Cerritos	100%	Office	187,105	1,394	706	[8]	2,100	8.00%	to	7.00%	25,073	to	28,823	23,000	1,037	to	2,912
Lake Brandt	100%	Multi-Family	284 Units	1,133	(36)	[10]	1,097	6.50%	to	6.25%	16,877	to	17,552	13,600	3,277	to	3,952
1515 Market Street	89%	Office	511,000	5,252	(372)	[10]	4,880	7.50%	to	7.00%	65,067	to	69,714	42,922	22,145	to	26,792	[11]

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of June 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)
See Notes on Pages 10 and 11

Description	Trust Owner-ship	Type	Square Feet/ Units	Six Mos Ended June 30, 2013 NOI Annualized	Adjust- ments			Adjusted Annualized NOI [18]	Range of Capitalization Rates			Estimated Range of Property Value			Matched Debt Balance	Estimated NAV Range
Operating Properties (continued)

Marc Realty
223 West Jackson, Chicago, IL	50%	Office	168,000	1,484	292	[8	]	1,776	8.50%	to	7.50%	18,894	to	21,680	6,869	6,013	to	7,406
4415 West Harrison, Hillside, IL	50%	Office	192,000	697	(235)	[15	]	462	9.50%	to	8.50%	4,863	to	5,435	4,384	240	to	526
1701 E. Woodfield, Shaumburg, IL	50%	Office	175,000	1,420	(600)	[15	]	820	9.50%	to	8.50%	8,632	to	9,647	5,437	1,597	to	2,105
2205-55 Enterprise,Westchester, IL	50%	Office	130,000	944				944	9.50%	to	8.50%	9,937	to	11,106	8,864	536	to	1,121

Sealy Venture
Atlanta, GA (Northwest)	60%	Industrial/ Office	472,000	1,383				1,383	9.00%	to	8.00%	15,367	to	17,288	13,690	1,006	to	2,159
Atlanta, GA (Newmarket)	68%	Industrial/ Office	470,000	1,265				1,265	9.00%	to	8.00%	14,056	to	15,813	37,000	-	to	-
Nashville, TN (Airpark)	50%	Industrial/Office	1,155,000	5,477				5,477	9.50%	to	9.00%	57,653	to	60,856	74,000	-	to	-

WRT-Elad / One South State	50%	Retail/Office	942,000	15,799	(1,873)	[12	]	13,926	7.50%	to	6.50%	185,680	to	214,246	106,412	35,831	to	45,829	[12	]

Mentor Retail	50%	Retail	6,571	465				465	8.00%	to	7.00%	5,813	to	6,643	2,497	1,654	to	2,069

Vintage
27 Properties	75%	Multifamily	4,655	24,276				24,276	7.50%	to	7.50%	323,680	to	323,680	252,769	54,115	to	64,520	[13	]
Tacoma Preferred Equity	75%	Multifamily	Under Construction												17,800	1,500	to	1,500	[16	]
Urban Center Preferred Equity	75%	Multifamily	Under Construction												16,400	5,500	to	5,500	[16	]
Quilceda Preferred Equity	75%	Multifamily	Under Construction												21,020	750	to	750	[16	]

Fenway/Wateridge Pavilion	80%	office	62,152	668				668	8.00%	to	7.50%	8,350	to	8,907	-	7,924	to	7,924	[17	]

701 Seventh Ave-Times Sq	75%	Retail/Office	Under Development												375,000	30,477	to	30,477	[16	]

						Subtotal Operating Properties Segment Estimated Value Range										320,238	to	389,650

						All Segments Estimated Net Asset Value Range										636,829	to	714,650

						Outstanding Line of Credit										-	to	-
						Outsanding Senior Notes										(86,250)	to	(86,250)
						Outsanding Series D Preferred										(120,500)	to	(120,500)

						Net Asset Value Attributable to Common Shares										$430,079		$507,900

						Outstaning Common Shares										33,039	to	33,039
						Estimate Net Asset Value per Common Share Range										$13.02	to	$15.37

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of June 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

Management’s estimate of net asset value (“NAV”) on pages 7-9 is based on in place assets and liabilities as of June 30, 2013. No adjustments have been made for transaction costs that would be incurred if assets were sold including any prepayment penalty associated with the Trust’s debt. There have been no adjustments made to reflect acquisitions, dispositions or loan repayments subsequent to June 30, 2013.  Although management believes the values presented reflect current market conditions, the ultimate amount realized on any asset will be based on the timing of such disposition and then market conditions.  There can be no assurance that the ultimate realized value upon disposition of an asset will be within the range provided.

[1]
Management’s estimate of NAV on the Trust’s loans expected to be repaid gives no effect to the above or below market yield earned on certain of the loans.  Except for WBCMT, Rockwell and Churchill for which full recovery may not be realized, par is utilized as the estimate of value.

[2]	Management’s estimate of NAV on the Trust’s loans with potential equity participation gives no effect to the potential value of any potential additional value derived from equity participation.

[3]
Management’s low estimate of value for the Concord Debt Holdings/CDH CDO investment is based on its estimated recovery of the Concord Debt Holdings assets and gives no value to the equity in the CDO.  Management’s high end range of estimate is based on low end value plus some recovery on the CDO.

[4]	Management based its estimate on the carrying value of the collateral manager and equity of Sorin CDO IV.

[5]	Reflects adjustment made for leases in place which rents are not included in prior quarters’ reported earnings due to either the timing of commencement or rent abatement.

[6]	The adjustment is made to reduce the NOI for the South Burlington property which was higher than stabilized NOI due to the timing of certain scheduled repairs and maintenance expenses.

[7]
This property is leased to Spectra Energy.  The lease, which was set to expire in 2016 was extended until April 2026. Negotiated annual lease payments on the modified lease remain unchanged ($7,974,000 to $8,255,000 annually) through the maturity date of the mortgage debt, then the base rate decreases to $4,260,000 annually, subject to annual increases thereafter up to $5,478,000 annually.  The NOI was adjusted to reflect a future decline in rents.

[8]
Properties are currently in a lease up phase.  Accordingly, management estimated the range of property values by applying the range of capitalization rates to an estimated stabilized NOI and then deducted from the property value the estimated costs to achieve the projected stabilized NOI.

[9]
Management’s estimated NAV is calculated based on a sale of the property at a range of values using capitalization rates between 5.50% and 6.00% applied to stabilized NOI.  The proceeds are then assumed to be distributed based upon the distribution provision of the 450 West 14th Street LLC Agreement which provides that cash is distributed as follows on the Trust’s capital contribution of $15.0 million and other equity holders’ capital of $4.6 million:

1)	to the Trust until it receives an amount equal to a 10% return;
2)	75% to the Trust , 25% to other equity holders until the Trust has received a 15% cumulative annual compounded return on its aggregate investment amount;
3)	90% to the Trust, 10% to other equity holders until the Trust has received a return of its aggregate investment amount;
4)	10% to the Trust, 90% to other equity holders until other equity holders have received a return of any new investment amount and a 15% IRR thereon;
5)
either (x) on or prior to the fifth anniversary of the Trust’s investment, 50% to the Trust and 50% to the other equity holders or (y) following the fifth anniversary of the Trust’s investment, 35% to the Trust and 65% to the other equity holders.  Management assumed the 35% for this analysis.

[10]	The adjustment was made to NOI to reduce the impact of a one-time real estate tax abatement.

[11]
The Trust owns 89% of 1515 Market, but is entitled to receive 100% of proceeds up to $71,697,000 less the mortgage amount which was $42.9 million at June 30, 2013.  The Trust in entitled to receive 89% of any excess proceeds

[12]
Management’s estimate of NAV is calculated based on the post-tax credit compliance period residual distribution provisions set forth in One South State Street LLC agreement which provide for payment of the WRT-Elad mezzanine loan under its terms and then 70% profits participation by WRT-Elad.  The NOI on this property was adjusted downward to reflect that certain scheduled expenses were not yet incurred.

WINTHROP REALTY TRUST
ESTIMATED NET ASSET VALUE Continued
(In thousands, except per share data) (Unaudited)

[13]
Each of the Vintage properties is owned in a partnership which includes outside investors and is subject to its individual partnership agreement waterfall.  The VHH Operating Agreement provides that aggregate properties operating cash flow to VHH is distributed as follows:

1)	to the Trust until it receives a 12% preferred return on its unreturned capital;

2)	to the Trust’s joint venture partner until he receives at 12% return;

3)	the remainder is distributed 50% to the Trust and 50% to the Trust’s partner.

Capital proceeds from the sale or refinancing of any of the underlying properties are distributed 75% to the Trust and 25% to our joint venture partner until all capital is returned and unpaid returns are paid and any excess after the return of capital is distributed 50%/50%.

Management estimated the range of NAV based on the forecasted distributions to be received on this investment discounted at a range between 9% and 12%.  Forecasted residual proceeds were calculated based on sales of the underlying properties using a capitalization rate of 7.5%.

[14]
This property is net leased to Ingram Micro under a lease which was scheduled to expire in October 2013.   The tenant has executed a lease which is held in escrow pending consent from the lender.  The adjustment reflects the rental rate under the terms of the new 10 year lease.  The property value has been reduced for the costs of the lease.

[15]	This property has expected lease turnover. Accordingly an adjustment has been made to NOI to reflect the reduction in asset value.

[16]	Asset is in a development stage. NAV represents cash invested by the Trust at June 30, 2013.

[17]
The Trust has a preferred equity position.  Proceeds of a capital transaction are distributed first to the Trust until it receives as a return all of its $7.6 million investment plus a 12% thereon; second to the Trust’s partner, Fenway, until it has received its $1.5 million investment plus a 12% return thereon; and thereafter 60% to Fenway and 40% to the Trust.

[18]	Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures.

WINTHROP REALTY TRUST
January 1, 2008 – June 30, 2013 Performance Table

The following table reflects the performance of all investments that were made and sold or otherwise liquidated since January 1, 2008.  Management has presented for each investment its internal rate of return (“IRR”), a standard return methodology that calculates the annual effective compounded rate of return.  For the purposes of calculating each investment’s IRR, management has assumed that the cash flows for each investment occurred on the last day of the quarter in which the actual cash was invested or received by the Trust.  The IRR’s presented are on a gross basis i.e. there has been no allocation of the Trust’s base management fee or other Trust general and administrative costs to reduce an investment’s cash flows used in calculating the IRR.  The reported amounts represent only the Trust’s position in each investment.

Segment	Property Type	Initial Investment Date	Initial Investment Amount	Liquidation Date	IRR

REIT Securities
REIT Common shares-LXP	N/A	October-08	$20,416,142	November-09	18.77%
REIT Common shares-Various	N/A	November-08	4,543,740	Various	24.57%
REIT Preferred shares-Various	N/A	October-08	11,745,739	Various	65.35%
REIT Bonds-Various	N/A	December-08	25,085,220	Various	21.70%
REIT Common shares-CDR	N/A	October-11	14,870,211	Various	57.04%

Loan Assets, Loan Securities & Loan Equity Investments
Siete Square	Office	June-09	$5,500,000	June-11	15.98%
160 Spear Street - Whole Loan	Office	June-09	38,318,727	May-12	51.85%
160 Spear Street - Tenant Improvement Loan	Office	December-09	1,200,000	May-12	15.60%
Beverly Hills Hilton - B Note	Hotel	December-09	5,250,000	September-11	52.32%
Metropolitan Tower -B Note	Office	December-09	6,500,000	April-11	139.10%
Driver Building - B Note	Office	May-10	6,703,325	August-10	17.35%
1701 Woodfield - Whole Loan	Office	July-10	5,000,000	September-10	8.00%
Peter Cooper/Stuyvescent Town - Mezzanine Loan	Multi-family	August-10	10,665,000	October-10	-37.56%
Scripps Center - Rake Bond	Office	July-10	1,200,000	November-10	1221.53%
Moffet Tower - B Note	Office	October-10	21,557,883	October-11	8.79%
Westwood - Whole Loan	Office	October-10	3,500,000	December-11	12.62%
Metropolitan Tower - Rake Bond	Office	December-10	5,259,896	April-11	182.57%
CDH CDO - Compliance Loan	CDO	December-10	3,497,569	July-11	9.21%
Concord 2006-1A Class E	CDO	February-11	662,344	April-11	76.22%
Gotham Hotel - Whole Loan	Hotel	February-11	8,036,658	May-11	33.58%
Lakeside Eagle - Whole Loan	Retail	March-11	18,093,218	May-11	15.38%
11 East Adams - Seller Financing Mezzanine Loan	Office	June-11	2,264,770	July-11	4.30%
8 South Michigan-Seller Financing Mezzanine Loan	Office	June-11	4,909,570	August-11	6.77%
Sofitel Hotel - Mezzanine Loan	Hotel	June-11	5,759,949	October-11	88.88%
Sealy Northwest - DPO Bridge Financing	Industrial/office	June-11	20,630,000	September-11	8.72%
Magazine - Mezzanine Loan	Multi-family	June-11	17,538,478	May-12	15.95%
Riverside Plaza - B-Note	Retail	June-10	7,800,000	September-12	12.57%
Broward Financial Center - Whole Loan	Office	May-12	42,771,882	October-12	22.24%
SoCal Office Portfolio - C-Note	Office	November-11	71,354,090	September-12	26.88%
HC Cypress Pointe LLC - Preferred Equity	Multi Family	May-11	449,223	November-12	13.22%
2600 W Olive Series N-Q - Loan Securities	Office	December-09	1,500,000	December-12	68.23%
Burbank Centre - B-Note	Office	September-12	9,000,000	January-13	4.89%
127 West 25th - Mezzanine Loan	Mixed Use	May-12	9,000,000	March-13	30.45%
180 No. Michigan - Seller Financing Mezzanine Loan	Office	November-12	5,200,000	March-13	8.47%
4545 East Shea Blvd-Whole Loan	Office	April-12	2,250,000	June-13	14.14%

Other
F II Co-Invest LLC - Private Equity Securities	N/A	July-11	$1,800,000	April-12	17.51%

Operating Properties
180 No. Michigan - Preferred / Equity Investment	Office	April-08	$3,923,084	November-12	8.13%
Deer Valley	Multi Family		12,370,485	June-13	13.42%

Total/Weighted Average			$436,127,203		30.58%

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, Unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities
Net income	$20,696	$10,237
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization (including amortization of
of deferred financing costs)	7,021	5,460
Amortization of lease intangibles	4,012	2,884
Straight-line rental income	(173)	(2,476)
Loan discount accretion	(1,477)	(5,559)
Discount accretion received in cash	-	14,065
Income from preferred equity investments	(387)	-
Distributions of income from preferred equity investments	123	97
Income of equity investments	(12,393)	(1,242)
Distributions of income from equity investments	10,731	4,788
Restricted cash held in escrows	3,536	(2,312)
Loss (gain) on sale of securities carried at fair value	102	(41)
Unrealized loss (gain) on securities carried at fair value	142	(4,141)
Unrealized gain on loan securities carried at fair value	(215)	(76)
Impairment loss on investment in real estate	154	-
Tenant leasing costs	(898)	(683)
Gain on sale of real estate investments	(9,527)	-
Equity compensation expenses	211	-
Bad debt expense (recovery)	100	(242)
Net change in interest receivable	376	(135)
Net change in accounts receivable	(986)	(418)
Net change in accounts payable and accrued liabilities	(4,532)	2,303
Net cash provided by operating activities	16,616	22,509

Cash flows from investing activities
Investments in real estate	(3,059)	(28,882)
Investment in equity investments	(5,819)	(33,546)
Investment in preferred equity investments	-	(4,000)
Proceeds from sale of investments in real estate	31,312	632
Proceeds from sale of equity investments	26	2,297
Return of capital distribution from equity investments	669	38,100
Purchase of securities carried at fair value	-	(5,655)
Proceeds from sale of securities carried at fair value	9,090	4,614
Restricted cash held in escrows	(4,886)	(4,431)
Issuance and acquisition of loans receivable	(21,437)	(44,096)
Collection of loans receivable	41,760	29,798
Proceeds from sale of loans receivable	19,318	-
Cash from consolidation of properties	473	-
Net cash provided by (used in) investing activities	67,447	(45,169)

	(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(In thousands, Unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from financing activities
Proceeds from mortgage loans payable	48,100	2,051
Principal payments of mortgage loans payable	(3,429)	(3,100)
Payment of secured financing	(23,770)	-
Proceeds from issuance of Series D Preferred Shares	-	77,715
Payment of revolving line of credit	-	(40,000)
Restricted cash held in escrows	(2,823)	(21)
Deferred financing costs	(789)	(99)
Contribution from non-controlling interest	535	3,975
Distribution to non-controlling interest	-	(270)
Purchase of non-controlling interests	(150)	(400)
Issuance of Common Shares under Dividend Reinvestment Plan	234	268
Dividend paid on Common Shares	(10,734)	(10,740)
Dividend paid on Series D Preferred Shares	(2,787)	(3,712)
Net cash provided by financing activities	4,387	25,667
Net increase in cash and cash equivalents	88,450	3,007
Cash and cash equivalents at beginning of period	97,682	40,952
Cash and cash equivalents at end of period	$186,132	$43,959
Supplemental Disclosure of Cash Flow Information

Interest paid	$11,881	$7,072
Taxes paid	$119	$257

Supplemental Disclosure on Non-Cash Investing and
Financing Activities
Dividends accrued on Common Shares	$5,481	$5,373
Dividends accrued on Series D Preferred Shares	$2,787	$-
Capital expenditures accrued	$2,610	$1,474
Transfer from loans receivable	$-	$(2,938)
Transfer from preferred equity	$-	$(3,923)
Transfer to equity investment	$-	$6,861
Transfer to loan receivable	$-	$6,550
Transfer from equity investment	$-	$(12,400)
Transfer to additional paid-in capital	$-	$5,487
Transfer to non-controlling interests	$-	$363
Fair value of assets acquired	$62,208	$-
Fair value of liabilities assumed	$62,198	$-

See Notes to Consolidated Financial Statements.

WINTHROP REALTY TRUST
SELECTED BALANCE SHEET ACCOUNT DETAIL
 (In thousands, Unaudited)

	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012
Investments in Real Estate
Land	$59,183	$60,679	$43,252	$37,177	$39,575
Buildings and improvements	-
Buildings	346,723	354,394	337,506	311,956	313,398
Building improvements	18,686	17,877	18,908	13,676	20,012
Furniture and Fixtures	2,661	2,579	2,509	2,226	2,176
Tenant improvements	17,300	20,949	19,814	16,431	14,657
	444,553	456,478	421,989	381,466	389,818
Accumulated depreciation and amortization	(53,553)	(52,412)	(51,553)	(48,618)	(49,818)
Total Investments in Real Estate	$391,000	$404,066	$370,436	$332,848	$340,000

Accounts Receivable
Straight-line rent receivable	$12,691	$14,403	$13,770	$13,467	$13,281
Other	8,137	7,260	7,353	4,904	5,986
Total Accounts Receivable	$20,828	$21,663	$21,123	$18,371	$19,267

Securities Carried at Fair Value
REIT Common Shares	10,360	12,220	19,694	37,191	34,079
Total Securities Carried at Fair Value	$10,360	$12,220	$19,694	$37,191	$34,079

Equity Investments
Vintage Housing Holdings (27 Properties)	$32,886	$31,801	$30,534	$30,083	$30,144
Elad / One South State Street (1 Property)	23,614	23,447	25,104	24,659	24,716
Marc Realty Portfolio (4 Properties)	14,731	14,662	14,880	21,921	21,768
10 Metrotech (Office Loan)	10,845	10,845	10,845	10,845	56
Sealy Ventures Properties (3 Properties)	7,871	7,958	8,104	8,904	9,717
Mack-Cali / Stamford (Office Loan)	8,773	8,636	8,501	8,367	8,236
Concord Debt Holdings	3,932	3,953	3,974	4,495	4,529
CDH CDO	1,079	652	322	3,698	2,978
RE-CDO Management	1,061	1,098	1,779	1,792	1,794
Mentor Retail (1 Property)	584	568	551	523	511
So-Cal Office Loan Portfolio (31 Loans)	-	8	8	12	33,888
Riverside Plaza (Retail Loan)	-	-	-	-	7,883
Lakeside/Eagle	10	-	-	-	1
701 Seventh Avenue	30,602	29,038	28,735	-	-
Wateridge	1,722	1,558	1,522	-	-
Atrium Mall	3,935	-	-	-	-
Total Equity Investments	$141,645	$134,224	$134,859	$115,299	$146,221
Preferred Equity Investments
Vintage at Tacoma	$1,500	$1,500	$1,500	$1,500	$1,500
Vintage at Urban Center	4,000	4,000	4,000	4,000	4,000
Vintage at Quilceda	750	750	750	-	-
Wateridge	6,264	6,108	6,000	-	-
Total Preferred Equity Investments	$12,514	$12,358	$12,250	$5,500	$5,500
Non-Controlling Interests
Westheimer (Houston, TX)	$8,419	$8,652	$8,903	$11,877	$11,673
River City / Marc Realty (Chicago, IL)	3,907	3,883	3,857	3,891	3,484
1050 Corporetum / Marc Realty (Lisle, IL)	52	56	61	83	110
450 West 14th Street (High Line)	1,909	1,952	1,912	2,399	3,075
So-Cal Office Loan Portfolio	-	-	2	19	4,468
HC Cypress	19	19	19	-	-
1515 Market	(694)	(195)	-	-	-
Total Non-Controlling Interests	$13,612	$14,367	$14,754	$18,269	$22,810
The listing above provides detail for only certain balance sheet line items presented on Winthrop Realty Trust's Consolidated Balance Sheets for all periods presented (the "Balance Sheet"). See page 1 of this supplement for all Balance Sheet line items.

WINTHROP REALTY TRUST
SCHEDULE OF CAPITALIZATION, DIVIDENDS AND LIQUIDITY
(In thousands, Unaudited)

	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30 2012	Jun 30, 2012
Debt
Mortgage loans payable	$325,026	$278,824	$280,576	$238,097	$229,891
Senior notes payable	86,250	86,250	86,250	86,250	-
Secured financing	29,150	42,803	52,920	29,150	29,150
KeyBank line of credit	-	-	-	-	-
Total Debt	440,426	407,877	419,746	353,497	259,041

Equity
Series D Cumulative Redeemable Preferred Shares	120,500	120,500	120,500	120,500	120,500
Common Shares	340,385	339,811	334,010	343,605	336,688
Non-controlling ownership interests	13,612	14,367	14,754	18,269	22,810
Total Equity	474,497	474,678	469,264	482,374	479,998

Total Capitalization	$914,923	$882,555	$889,010	$835,871	$739,039

Common Dividend Per Share
June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

$ 0.1625	$0.1625	$0.1625	$0.1625	$0.1625

Liquidity and Credit Facility
	June 30, 2013	March 31, 2013	Dec 31, 2012	Sept 30, 2012	June 30, 2012
Cash and cash equivalents	$186,132	$131,448	$97,682	$159,251	$43,959
Securities carried at fair value	10,360	12,220	19,694	37,191	34,079
Available under line of credit (1)	50,000	50,000	50,000	50,000	50,000
Total Liquidity and Credit Facility	$246,492	$193,668	$167,376	$246,442	$128,038

(1)	subject to borrowing base requirements.

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA
June 30, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

The following pages of investment data are presented to provide additional information relating to management’s expectations on selected assets within its business segments. For more detail on these assets within this Supplement please reference Schedule of Loan Assets on pages 21-22, Consolidated Property Data on pages 25-26, and Equity Investment Property Data on pages 27-29.

Cash	Amount
Cash and cash equivalents	$186,132

REIT Securities	Cost	Fair Value
REIT Common shares	$8,920	$10,360

Loans with Expected Repayment	Position	Type	Interest Rate		Cost, less Principal Repaid	Carrying Amount (before int. recble)	Par Value		Extended Maturity Date
Hotel Wales	Whole	Hotel	LIBOR +	4.00%	20,000	20,000	20,000		10/05/13
WBCMT Series 2007 Tranche L	CMBS	Hotel	LIBOR +	1.75%	226	226	1,130		03/09/14
10 Metrotech -33% Owned Equity Inv(1)	Whole	Office	Fixed	9.00%	32,500	32,500	40,000		08/06/14
The Shops at Wailea	B Note	Retail	Fixed	6.15%	5,074	5,763	7,638		10/06/14
Legacy Orchard	Whole	Corporate Loan	Fixed	15.00%	9,750	9,750	9,750	(2)	10/31/14
Rennaisance	Mezz	Retail/ Multi Fam	LIBOR +	12.00%	3,000	3,000	3,000		01/01/15
San Marbeya	Whole	Multifamily	Fixed	5.88%	25,493	27,357	29,608		01/01/15
Churchill	Whole	Mixed Use	LIBOR +	3.75%	683	683	683		06/01/15
Queensridge	Whole	Multifamily	LIBOR +	11.50%	13,693	13,693	13,693		11/15/15
Playa Vista	Mezz	Office	LIBOR +	14.25%	10,250	10,250	10,250		01/23/16
Rockwell	Mezz	Indust. / Whse.	Fixed	12.00%	225	350	1,487		05/01/16
500-512 Seventh Ave.	B Note	Office	Fixed	7.19%	9,174	9,975	11,010		07/11/16
Pinnacle II	B Note	Office	Fixed	6.31%	4,586	4,626	5,101		09/06/16
Poipu Shopping Village	B Note	Retail	Fixed	6.62%	1,888	1,986	2,839		01/06/17
Wellington Tower	Mezz	Mixed Use	Fixed	6.79%	2,352	2,740	3,502		07/11/17
Mentor Building (39 South St)	Whole	Retail	Fixed	10.00%	2,497	2,497	2,497		09/10/17

Loans with Potential Equity Participation

Stamford -20% Owned Equity Inv(1)	Mezz	Office	LIBOR +	3.25%	$40,000	$42,953	$47,000	(2)	08/06/14
Atrium Mall - 50% Owned Equity Inv(1)	Whole	Retail	Fixed	8.53%	7,762	7,762	10,650		02/01/11

(1) Amounts shown represent 100% of the investment at the venture level.
(2) Par amount represents borrowers discounted payoff option amount.
See Additional Loan Asset Details on Pages 21 and 22 of Supplement.

Continued on next page

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2013
(In thousands, except square footage and cost per square foot/unit, Unaudited)

Consolidated Operating Properties Acquired through Direct or Indirect Foreclosure	% Owned	Type	Square Feet/ Units	Cost Basis before Accum Depreciation	Cost per Square Foot or Unit	Debt Balance

Englewood, CO (Crossroads I)	100%	Office	118,000	8,159	69	-	(1)
Englewood, CO (Crossroads II)	100%	Office	118,000	11,194	95	-	(1)
Meriden, CT (Newbury Apartments)	100%	Multifamily	180 Units	25,551	141,950	21,000
Memphis, TN, (Waterford Apartments)	100%	Multifamily	320 Units	21,441	67,003	13,267
Cerritos, CA (Cerritos)	100%	Office	187,000	22,901	122	23,000
Philadelphia, PA (1515 Market)	49%	Office	511,000	43,507	85	42,922	(2)

Consolidated Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet	Cost Basis before Accum Depreciation	Cost per Square Foot	Debt Balance

Atlanta, GA	100%	Retail	61,000	1,958	$32	$-	(1)
Greensboro, NC	100%	Retail	46,000	3,801	83	-	(1)
Louisville , KY	100%	Retail	47,000	3,098	66	-	(1)
Seabrook, TX	100%	Retail	52,000	2,012	39	-	(1)
Amherst, NY	100%	Office	200,000	19,857	99	14,985
Chicago, IL (One East Erie)	100%	Office	126,000	26,275	209	20,025
Chicago, IL (River City / Marc Realty )	60%	Office	253,000	16,809	66	8,659
Houston, TX (Westheimer)	32%	Office	614,000	69,543	113	49,695
Lisle, IL (550 Corporetum)	100%	Office	169,000	22,663	134	5,752
Lisle, IL (Arboretum)	100%	Office	67,000	6,239	93	-
Lisle, IL (1050 Corporetum / Marc Realty)	60%	Office	54,000	4,272	79	5,506
New York, NY	var	Office / Retail	105,000	60,368	575	51,982
Orlando, FL	100%	Office	257,000	17,290	67	37,283
Plantation, FL	100%	Office	120,000	12,936	108	10,748
South Burlington, VT	100%	Office	54,000	3,407	63	-	(1)
Jacksonville, FL	100%	Warehouse	588,000	13,073	22	-	(1)
Churchill, PA	100%	Mixed Use	52,000	9,705	187	5,100
Greensboro, NC (Lake Brandt)	100%	Multifamily	284 Units	18,494	65,120	13,600

(1) These properties collateralize our revolving line of credit.
(2) The Trust holds the mezzanine debt on this property

WINTHROP REALTY TRUST
SELECTED INVESTMENT DATA (Continued)
June 30, 2013
(In thousands, except square footage / units, Unaudited)

Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Equity Investment Carrying Amount

Marc Realty (4 Equity Investments)	Var	Office	655,000	$14,731
Sealy Equity Investments (3 Equity Investments)	Var	Industrial/Office	2,097,000	7,871
WRT-Elad / One South State St	50%	Retail / Office	942,000	23,614
Vintage Housing Holdings	Var	Multifamily	4,655 Units	32,886
Mentor Retail LLC	50%	Retail	7,000	584
701 Seventh WRT Investors	61%	Development	120,000	30,602
WRT-Fenway Wateridge	50%	Office	62,000	1,722

Preferred Equity Investment Operating Properties Acquired through Asset Purchase	% Owned	Type	Square Feet/ Units	Preferred Equity Investment Carrying Amount

Vintage Housing Holdings - Tacoma	75%	Multi-Family	231 Units Under construction	$1,500
Vintage Housing Holdings - Urban Center	75%	Multi-Family	395 Units Under construction	4,000
Vintage Housing Holdings - Quilceda Creek	75%	Multi-Family	204 Units Under contruction	750
WRT-Fenway Wateridge	50%	Office	62,000	6,264

WINTHROP REALTY TRUST
SCHEDULE OF SECURITIES CARRIED AT FAIR VALUE
(In thousands, Unaudited)

	Three Months Ended
	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012

Net unrealized gain (loss)	$(1,645)	$1,718	$(338)	$3,484	$(879)

Net realized gain (loss)	$-	$(102)	$-	$-	$15

The Trust uses specific identification method for calculating gain or loss on the sale of securities carried at fair value.
Net unrealized gains and losses and realized gains and losses above include amounts generated from securities carried at fair value and loan securities.

	June 30,2013		March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012
	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value

REIT Common shares	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191	$26,775	$34,079
Total securities carried at fair value	$8,920	$10,360	$8,920	$12,220	$15,876	$19,694	$26,775	$37,191	$26,775	$34,079

Securities carried at fair value are comprised of REIT common shares for which the Trust has elected the fair value option.

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (In thousands, Unaudited)

Description	Acquisition Date	Asset Type	Location		Position	Interest Rate (1)			Carrying Amount (2) June 30, 2013	Par Value		Maturity Date (3)
Loans Receivable
Hotel Wales	Oct-11	Hotel	New York	NY	Whole	LIBOR +	4.000%	(5)	20,097	20,000		10/05/13	-
The Shops at Wailea	Sep-12	Retail	Maui	HI	B Note	Fixed	6.150%		5,796	7,638		10/06/14	106,931
Legacy Orchard	Oct-10	Corporate Loan	N/A	N/A	Whole	Fixed	15.000%		9,750	9,750	(6)	10/31/14	-
Rennaisance	Dec-11	Retail/ Multi Fam	Atlanta	GA	Mezz	LIBOR +	12.000%	(7)	3,000	3,000		01/01/15	4,000
San Marbeya	Jul-10	Multifamily	Tempe	AZ	Whole	Fixed	5.880%		27,502	29,608		01/01/15	-
Playa Vista	Jan-13	Office	Playa Vista	CA	Mezz	LIBOR +	14.250%		10,322	10,250		01/23/15	80,300
Churchill	May-12	Mixed Use	Churchill	PA	Whole	LIBOR +	3.750%		683	683		06/01/15	-
Queensridge Towers	Nov-12	Multifamily	Las Vegas	NV	Whole	LIBOR +	11.500%		13,863	13,693		11/15/15	-
Rockwell	Aug-10	Indust /Whse	Shirley	NY	Mezz	Fixed	12.000%		364	1,487		05/01/16	16,459
500-512 Seventh Ave.	Jul-10	Office	New York	NY	B Note	Fixed	7.190%		10,019	11,010		07/11/16	245,765
Pinnacle II	Sep-12	Office	Burbank	CA	B Note	Fixed	6.313%		4,648	5,101		09/06/16	83,965
Poipu Shopping Village	Sep-12	Retail	Kauai	HI	B Note	Fixed	6.618%		1,999	2,839		01/06/17	28,702
Wellington Tower	Dec-09	Mixed Use	New York	NY	Mezz	Fixed	6.790%		2,754	3,502		07/11/17	22,500
Mentor Bldg (39 South St)	Mar-12	Retail	Chicago	IL	Whole	Fixed	10.000%		2,511	2,497		09/10/17	-
					Total Loans Receivable				$113,308	$121,058
Loan Securities Carried at Fair Value
WBCMT 2007	Dec-09	Hotel	Various		CMBS	LIBOR +	1.750%		$226	$1,130		03/09/14	$1,232,004
			Total Loan Securities Carried at Fair Value						$226	$1,130
Equity Investment Loan Assets (8,9)
Stamford Portfolio	Feb-12	Office	Stamford	CT	Mezz	LIBOR +	3.250%		$8,744	$9,400	(6)	08/06/14	$400,000
10 Metrotech	Var 2012	Office	Brooklyn	NY	Whole	Fixed	9.000%		10,833	13,332		08/06/14	-
Atrium Mall	Jun-13	Retail	Chicago	IL	Whole	Fixed	8.530%		3,881	3,881		02/01/11	-
			Total Loan Assets of Equity Investments						$23,458	$26,613
Continued on next page

WINTHROP REALTY TRUST
SCHEDULE OF LOAN ASSETS
 (Unaudited, continued)

Notes to Schedule of Loan Assets

(1)
Represents contractual interest rates without giving effect to loan discount and accretion. The stated interest rate may be significantlydifferent than the Trust's effective interest rate on certain loan investments.

(2)	Carrying amount of loans receivable includes accrued interest of $640,000 and cumulative accretion of $4,004,000 at June 30, 2013.
(3)	Maturity dates presented are after giving effect to all contractual extensions.
(4)	Senior Debt indicates debt which is secured by the underlying property which is senior in payment to the Trust's loan.
(5)	Libor floor of 3%.
(6)	Par Value represents the borrowers discounted payoff option (DPO) amount.
(7)	Libor floor of 2%.
(8)	Does not include the Trust's equity interests in Concord and RE CDO Management.
(9)	The loan asset carrying amount presented is at the Trust's ownership in the loan balance.

WINTHROP REALTY TRUST
NET OPERATING INCOME FROM CONSOLIDATED PROPERTIES
 (In thousands)
(Unaudited)
	Three Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Rents and reimbursements
Minimum rent	$14,887	$13,972	$11,814	$10,706	$9,437
Deferred rents (straight-line)	132	254	252	382	898
Recovery income	1,064	858	575	1,578	915
Above and below market rents	-	(16)	118	108	109
Less:
Lease concessions and abatements	(490)	(560)	(508)	(418)	482
Total rents and reimbursements	15,593	14,508	12,251	12,356	11,841

Rental property expenses
Property operating	4,892	4,758	3,924	3,409	3,355
Real estate taxes	1,659	883	1,189	1,191	884
Total rental property expenses	6,551	5,641	5,113	4,600	4,239

Net operating income (1)
from consolidated properties	$9,042	$8,867	$7,138	$7,756	$7,602

(1) See definition of non-GAAP measure of Net Operating Income on page 37 of the supplemental package.

WINTHROP REALTY TRUST
SCHEDULE OF INTEREST, DIVIDENDS AND DISCOUNT ACCRETION
 (In thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2013	Mar 31, 2013	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Interest, Dividends and Discount Accretion by Business Segment:
Loan Assets	$4,208	$5,170	$5,955	$3,410	$5,472
REIT Securities	100	150	150	312	306
Total Interest, Dividends and Discount Accretion	$4,308	$5,320	$6,105	$3,722	$5,778

Interest, Dividends and Discount Accretion Detail:
Interest on loan assets	$3,447	$4,454	$3,607	$2,985	$2,746
Accretion of loan discount	761	716	2,348	425	2726
Interest and dividends on REIT securities	100	150	150	312	306
Total Interest, Dividends and Discount Accretion	$4,308	$5,320	$6,105	$3,722	$5,778

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Owner-ship	Rentable Square Feet	(**) % Leased	Major Tenants (Lease / Options Expiration)	Major Tenant Sq. Ft.	($000's) Depreciated Cost Basis	Cost per Square Foot or Unit	Owner-ship of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Office
Amherst, NY (2)	2005	100%	200,000	100%	Ingram Micro Systems (2013/2023)	200,000	$16,195	$81	Fee	$14,985	10/2013 5.65%
Cerritos, CA	2012	100%	187,000	76%	Marina Medical Billing (2018)	44,000	22,304	119	Fee	23,000	01/2017 5.07%
Chicago, IL (One East Erie)	2005	100%	126,000	96%	The Gettys Group (2012/2016)	13,000	20,893	166	Fee	20,025	03/2016 5.75%
					River North Surgery (2015/ n/a)	15,000
Chicago, IL (River City / Marc Realty)	2007	60%	253,000	49%	ITAV (2024/2029)	35,000	14,530	57	Fee	8,659	04/2015 6.25%
					MFS/Worldcom (2019/2023)	60,000
Englewood, CO Crossroads I	2010	100%	118,000	90%	Hitachi Data (2024 / na)	53,000	7,431	63	Fee	(1)		(1)
					RGN-Denver LLC (2015/ 2025)	17,000
Englewood, CO Crossroads II	2010	100%	118,000	87%	TIC Holdings (2019 / 2044)	74,000	10,127	86	Fee	(1)		(1)
Houston, TX	2004	32%	614,000	100%	Spectra Energy (2018/2028)	614,000	56,138	91	Fee	49,695	04/2016 6.09%
Lisle, IL	2006	100%	169,000	78%	United Healthcare (2014/ n/a)	41,000	19,128	113	Fee	5,752	10/2014 Libor+2.5%
Lisle, IL	2006	100%	67,000	1%	n/a	n/a	5,189	77	Fee	-	-
Lisle, IL (Marc Realty)	2006	60%	54,000	100%	Ryerson (2018/2028)	54,000	3,684	68	Fee	5,506	03/2017 5.55%
New York, NY (450 West 14th)	2011	70%	105,000	82%	Alice + Olivia (2021/2031)	27,000	57,522	548	Ground Lease	51,982	05/2016 Libor +2.5%
					Fast Retailing (2026/2036)	23,000
					Access Industries (2021/2031)	14,000
Orlando, FL	2004	100%	257,000	100%	Siemens Real Estate, Inc. (2017/2042)	257,000	13,562	53	Ground Lease	37,283	07/2017 6.40%
Plantation, FL	2004	100%	120,000	100%	AT&T Service, Inc. (2020/2035)	120,000	11,009	92	Fee	10,748	04/2018 6.45%
South Burlington, VT	2005	100%	54,000	100%	Fairpoint Comm. (2014/2029)	54,000	2,783	52	Ground Lease	(1)		(1)
1515 Market Street	2012	89%	511,000	74%	Temple University (2022 / na)	128,000	43,142	84		42,922	05/1/2016 2.5%
Subtotal - Office			2,953,000				303,637			270,557

(Continued on next page)

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES - SELECTED PROPERTY DATA
June 30, 2013 (Unaudited, Continued)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Depreciated Cost Basis	Ownership of Land	($000's) Debt Balance	Debt Maturity & Int Rate
Retail
Atlanta, GA	2004	100%	61,000	100%	The Kroger Co. (2016/2026)	61,000	$1,887	Ground Lease	(1)	(1)
Greensboro, NC	2004	100%	46,000	100%	The Kroger Co. (2017/2037)	46,000	2,982	Ground Lease	(1)	(1)
Louisville, KY	2004	100%	47,000	100%	The Kroger Co. (2015/2040)	47,000	2,511	Fee	(1)	(1)
Seabrook, TX	2004	100%	52,000	100%	The Kroger Co. (2015/2040)	52,000	1,711	Fee	(1)	(1)

Subtotal Retail			206,000				9,091
Residential
Meriden, CT	2010	100%	180 units	97%	n/a	n/a	23,237	Fee	21,000	10/2022 3.95%
Memphis, TN	2012	100%	320 units	96%	n/a	n/a	20,633	Fee	13,267	8/2014 Libor + 2.5%
Greensboro, NC	2012	100%	284 units	95%	n/a	n/a	18,058	Fee	13,600	8/2016 6.22%
Subtotal Residential							61,928
Other
Warehouse☺
Jacksonville, FL	2004	100%	588,000	100%	Fanatics, Inc. (2015/2024)	561,000	10,707	Fee	(1)	(1)
Mixed Use
Churchill, PA	2004	100%	52,000	100%	Westinghouse (2024/2039)	52,000	5,637	Fee	5,100	8/2024 3.50%
Subtotal - Other			640,000				16,344
Total Consolidated Properties			3,799,000				$391,000		$323,524

(**) Occupancy rates include all signed leases, including space undergoing tenant improvements.

Notes to Consolidated Properties - Selected Data
(1) These properties collateralize our revolving line of credit, which had a balance of $0 at June 30, 2013.
(2)     The Amherst, New York office property represents two separate buildings.  The ground underlying the properties is leased to the Trust by the local development authority pursuant to a ground lease which requires no payment.  Effective October 31, 2013, legal title to the ground will vest with the Trust.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
June 30, 2013 (Unaudited)

Description and Location	Year Acquired	Trust’s Ownership	Rentable Square Feet	(**) % Leased	Major Tenants (Lease /Options Exp)	Major Tenants’ Sq. Feet.	($000's) Equity Investment	Ownership of Land	($000's) Debt Balance (1)	Debt Maturity & Int Rate
Marc Realty Portfolio - Equity Investment Operating Properties
223 West Jackson, Chicago, IL	2005	50%	168,000	77%	No tenants over 10%	-	8,049	Fee	6,869	09/2017 LIBOR + 2.25%
4415 West Harrison, Hillside, IL (High Point)	2005	50%	192,000	63%	North American Medical Mgmt (2015/2020)	23,200	2,175	Fee	4,384	12/2015 5.62%
1701 E. Woodfield, Shaumburg, IL	2005	50%	175,000	90%	No tenants over 10%	-	2,036	Fee	5,437	09/2015 Libor + 3% (2)
2205-55 Enterprise, Westchester, IL	2005	50%	130,000	89%	Consumer Portfolio (2014/2019)	18,900	2,471	Fee	8,864	10/2019 4.30%
					UroPartners LLC (2015/ n/a)	14,500
Total Marc Realty Portfolio			665,000				$14,731		$25,554
Sealy Venture Portfolio - Equity Investment Operating Properties
Atlanta, GA (Northwest Atlanta)	2006	60%	472,000	72%	Original Mattress (2020/2025)	57,000	$7,871	Fee	$13,690	09/2015 Libor +5.35% (3)
Atlanta, GA (Newmarket)	2008	68%	470,000	53%	No tenants over 10%	-	-	Fee	37,000	11/2016 6.12%
Nashville, TN (Airpark)	2007	50%	1,155,000	81%	No tenants over 10%	-	-	Fee	74,000	05/2012 5.77%

Total - Sealy Venture Portfolio			2,097,000		`		$7,871		$124,690

Mentor Retail LLC - Equity Investment Operating Property
39 South State Street Chicago, IL	2012	50%	7,000	100%	American Apparel (2022 / n/a)	7,000	$584	Fee	$2,497	09/2017 10%
WRT-Elad / One South State Equity - Equity Investment Operating Property
One South State Street Chicago, IL (Sullivan Ctr)	2012	50%	942,000	83%	Target (2038 /2063)	147,000	$23,614	Fee	$107,380	02/2015 11%

					Walgreens(2022/2027)	95,000
					Illinois Dept of Employment (2014/2016)	243,000
			942,000				$23,614		$107,380

701 Seventh WRT Investor-Equtiy Investment Operating Property
701 Seventh Avenue	2012	61%	120,000	0%	N/A		$30,602	Fee	$375,000	10/1/2015 Libor +10.2(4)
New York, NY
WRT-Fenway Wateridge - Equity Investment in Operating Property
Parkway San Diego, CA	2012	50%	62,000	94%	Verint Americas (2018/n/a)	6,500	$1,722		$-
					Flores Lund (2017/n/a)	10,000
					Quidel Corp (2013/n/a)
					Verizon Wireless (2013/n/a)
			62,000				$1,722		$-

(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – SELECTED PROPERTY DATA (Continued)
June 30, 2013 (Unaudited)

Description and Location		Year Acquired	Units	(**) % Leased	Ownership of Land
Vintage Housing Portfolio - Equity Investment Operating Properties
Agave Associates	Elk Grove, CA	2011	188	95%	Fee
Bouquet Canyon Seniors	Santa Clarita, CA	2011	264	99%	Fee
Elk Creek Apartments	Sequim, WA	2011	138	98%	Fee
Falls Creek Apartments	Couer d' Alene, ID	2011	170	95%	Fee
Forest Creek Apartments	Spokane, WA	2011	252	95%	Fee
Hamilton Place Seniors	Bellingham, WA	2011	94	98%	Fee
Heritage Place Apartments	St. Ann, MO	2011	113	93%	Fee
Holly Village Apartments	Everett, WA	2011	149	99%	Fee
Larkin Place Apartments	Bellingham, WA	2011	101	98%	Fee
Rosecreek Senior Living	Arlington, WA	2011	100	98%	Fee
Seven Hills/ St Rose	Henderson, NV	2011	244	96%	Fee
Silver Creek Apartments	Pasco, WA	2011	242	98%	Fee
The Bluffs Apartments	Reno, NV	2011	300	94%	Fee
Twin Ponds Apartments	Arlington, WA	2011	134	97%	Fee
Vintage at Bend	Bend, OR	2011	106	98%	Fee
Vintage at Bremerton	Bremerton, WA	2011	143	94%	Fee
Vintage at Burien	Burien, WA	2011	101	98%	Ground Lease
Vintage at Chehalis	Chehalis, WA	2011	150	98%	Fee
Vintage at Everett	Everett, WA	2011	259	98%	Fee
Vintage at Mt. Vernon	Mt. Vernon, WA	2011	154	95%	Fee
Vintage at Napa	Napa, CA	2011	115	95%	Fee
Vintage at Richland	Richland, WA	2011	150	96%	Fee
Vintage at Sequim	Sequim, WA	2011	118	99%	Fee
Vintage at Silverdale	Silverdale, WA	2011	240	97%	Fee
Vintage at Spokane	Spokane, WA	2011	287	96%	Fee
Vintage at Vancouver	Vancouver, WA	2011	154	98%	Fee
Vista Sonoma Seniors Apts	Santa Rosa, CA	2011	189	95%	Fee
			4,655
Vintage Housing Portfolio - Preferred Equity Investment Operating Properties
Vintage at Tacoma		2012	231	under construction	Fee
Vintage at Urban Center		2012	395	under construction	Fee
Quilceda Creek		2012	204	under construction	Fee
			830

Total - Vintage Housing Portfolio			5,485	units

(Continued on Next Page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS - SELECTED PROPERTY DATA (Continued)
June 30, 2013 (Unaudited)

Description	Year Acquired	Trust’s Ownership	Rentable Square Feet	Equity Investment		Debt Balance (1)
Equity Investment Operating Properties
Marc Realty Portfolio (from Page 27 )	2005		665,000	$14,731		$25,554	(6)
Sealy Portfolio (from Page 27)	2006-2008		2,097,000	7,871		124,690	(6)
Mentor Retail LLC (from Page 27)	2012		7,000	584		2,497	(6)
WRT-Elad / One South State Equity (from Page 27)	2012		942,000	23,614		107,380	(6)
Vintage Portfolio (from page 28)	2011		4,655 units	32,886	(5)	252,186	(6)
701 Seventh Avenue (from page 27)	2012		120,000	30,602		375,000	(6)
Wateridge (from page 27)	2012		62,000	1,722		-
Total Equity Investment Operating Properties				112,010		$887,307

Loan Asset Equity Investments
WRT-ROIC Lakeside Eagle	2011	50%		10
WRT-Stamford LLC	2012	20%		8,773
10 Metrotech Loan LLC	2012	33%		10,845
Atrium Mall LLC	2013	50%		3,935

Other Equity Investment
Concord Debt Holdings LLC	2012	67%		3,932	(7)
CDH CDO LLC	2012	50%		1,079	(7)
RE CDO Management LLC	2011	50%		1,061
Total Equity Investments				$141,645

Notes to Equity Investments - Selected Data
(**) Occupancy rates include all signed leases including space undergoing tenant improvements

(1)	Debt balance shown represents 100% of the debt encumbering the properties.
(2)	An interest rate swap agreement with a notional amount of $5,437 effectively converts the interest rate to a fixed rate of 4.78%.
(3)	An interest rate cap was purchased that caps Libor at 1%.
(4)	There is a Libor floor of 1%
(5)
The Vintage equity investment of $32,886 represents the Trust's various interests in Vintage Housing Holdings LLC, an entity which owns the general partnership interest listed above.  The investment basis is not specifically allocated among the various lower tier partnerships.

(6)	See Equity Investments debt details on pages 33 and 34.
(7)	Represents the interest acquired from Lexington Realty Trust on May 1, 2012.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	% Owned	Number of Properties	Square Footage	Rents and Reimburse-ments	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Impairment	Deprec & Amort	(Income) Loss Attributable to Non-controlling Interest	WRT's share Net Income / (Loss) from Consolidated Properties (1)
100% Owned Consolidated Properties
Retail	100.0%	4	206,000	$462	$-	$-	$462	$-	(1)	$-	$170	$-	$291
Office	100.0%	11	1,416,000	11,269	3,095	898	7,276	3,353	(14)	-	3,544	-	365
Residential	100.0%	3	784 units	4,325	1,611	602	2,112	897	(12)	-	1,543	-	(340)
Other	100.0%	2	640,000	1,190	274	92	824	-	(1)	-	319	-	504
		20	2,262,000	17,246	4,980	1,592	10,674	4,250	(28)	-	5,576	-	820
Partially Owned Consolidated Properties
Chicago, IL (River City/Marc Realty)	60.0%	1	253,000	1,565	672	188	705	255		-	327	49	74
Houston, TX (Multiple LP's)	32.0%	1	614,000	2,855	5	-	2,850	1,612	(66)	-	1,453	(231)	(50)
Lisle, IL (Marc Realty)	60.0%	1	54,000	421	147	56	218	161	-	-	81	(10)	(14)
New York, NY (450 W 14th St)	70.0%	1	105,000	3,522	2,014	235	1,273	930	-	-	1,271	(538)	(390)
Philadelphia, , PA 1515 Market (3)	49.0%	1	511,000	4,492	1,832	471	2,189	2,402	(17)		1,132	(694)	(668)
		5	1,537,000	12,855	4,670	950	7,235	5,360	(83)	-	4,264	(1,424)	(1,048)
Total Consolidated Properties		25	3,799,000	$30,101	$9,650	$2,542	$17,909	$9,610	$(111)	$-	$9,840	$(1,424)	$(228)
Line of Credit interest expense								160
Interest expense related to Senior notes								3,494
Interest expense WRT Lender								1,227
Reclassified related party interest expense								(1,751)
Total								$12,740

(1)	See definition of Net Operating Income and Net Income / (Loss) from Consolidated Properties on page 37 of the supplemental package.
(2)
The amounts attributable to non-controlling interests for 100% owned properties are from Deer Valley and One East Erie properties prior to the Trust's 2012 acquisitions of the non-controlling interests in these properties.

(3)	In addition to its equity ownership, the Trust is entitled to an additional 40% of profits above the debt.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – OPERATING SUMMARY
Six Months Ended June 30, 2013
(Unaudited)

Venture	Number of Properties	Square Footage	Total Revenue	Operating Expenses	Real Estate Taxes	Net Operating Income (1)	Interest Expense	Other Income (Expense)	Deprec & Amort	Net Income / (Loss) from Equity Invest- ments	WRT's Share of Net Income / (Loss) from Equity Investments
Marc Realty Portfolio	4	665,000	5,416	2,279	865	2,272	629	(17)	1,490	136	67
Sealy Venture Portfolio	3	2,097,000	6,752	1,822	858	4,072	6,165	(257)	2,876	(5,226)	(233)
Mentor Retail	1	7,000	284	13	39	232	128	(7)	31	66	33
WRT-Elad (2)	1	942,000	12,494	2,764	1,831	7,899	9,203	2	4,772	(6,074)	610
Vintage Portfolio (2)	27	4,655 units	21,081	8,679	264	12,138	877	(3,234)	128	7,899	4,617
Wateridge (2)	1	62,000	512	138	40	334	-	(26)	455	(147)	83
Total Equity Investment Operating Properties	37	3,773,000	$46,539	$15,695	$3,897	$26,947	$17,002	$(3,539)	$9,752	$(3,346)	5,177

			Marc Realty Portfolio - Amortization of basis differential (3)								(58)
			WRT-ROIC Lakeside Eagle-Winthrop's share of net loss from equity investment								(15)
			RE CDO Management - Winthrop's share of net income from equity investment								3,761
			CDH CDO - Winthrop's share of net income from equity investment								1,057
			Concord Debt Holdings - Winthrop's share of net income from equity investment								100
			701 7th Avenue								1,320
			WRT-SoCal Lender - Winthrop's share of net income from equity Investment								(2)
			Stamford / Mack-Cali - Winthrop's share of net income from equity investment								445
			10 Metrotech- Winthrop's share of net income from equity investment								608
			Equity in loss of equity investments								$12,393

(1)	See definition of Net Operating Income on page 37 of the supplemental package.
(2)	Operating results lag 30 days.
(3)
This amount represents the aggregate difference between the Trust’s historical cost basis and the basis reflected at the equity investment level, which is typically amortized over the life of the related assets and liabilities. The basis differentials are the result of other-than-temporary impairments at the investment level and a reallocation of equity at the venture level as a result of the restructuring.

WINTHROP REALTY TRUST
CONSOLIDATED DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding June 30, 2013	Coupon	2013 Repayment	Maturity Date	Amount Due at Maturity	Weighted Average Maturity (in years)
Fixed rate debt
Mortgage loans payable
Amherst, NY	$14,985	5.65%	$14,985	10/2013	$14,822
Chicago, IL / River City	8,659	5.50%	87	04/2015	8,346
Chicago, IL / Ontario	20,025	5.75%	168	03/2016	19,073
Houston, TX - Note 1	25,000	5.22%	-	04/2016	25,000
Houston, TX - Note 2	8,800	6.00%	-	04/2016	8,800
Houston, TX - Note 3	15,895	7.50%	2,494	04/2016	-
Philadelphia, PA(1)	42,922	2.50%	561	02/2016	39,933
Greensboro, NC	13,600	6.22%	-	08/2016	13,600
Cerritos, CA	23,000	5.07%	-	01/2017	23,000
Lisle, IL / 1050 Corporetum	5,506	5.55%	36	03/2017	5,206
Orlando, FL	37,283	6.40%	300	07/2017	34,567
Plantation, FL	10,748	6.48%	63	04/2018	10,046
Meriden, CT	21,000	3.95%	-	11/2022	17,704
Churchill, PA	5,100	3.50%	52	08/2024	3,373
Total mortgage loans payable /Wtd Avg	252,523	4.74%	18,746		223,470	3.67

Non-recourse secured financing
San Marbeya A Participation	15,150	4.85%	-	01/2015	15,150

Senior notes payable	86,250	7.75%	-	08/2022	86,250
Total Fixed Rate Debt/ Wtd Avg	353,923	5.48%	18,746		324,870	4.91
Floating rate debt
Mortgage loans payable
Memphis, TN/ Waterford (LIBOR+2.5%, 0.5% LIBOR Floor)	13,267	3.00%	151	08/2014	12,928
Lisle, IL / 550-560 Corporetum (LIBOR + 2.5%, 1% LIBOR Cap)	5,752	2.70%	-	10/2014	5,752
New York, NY (450 W 14th St) (LIBOR + 2.5%, 1% LIBOR Floor)	51,982	3.50%	-	05/2016	51,982
	71,001	3.34%	151		70,662	2.39

Non-recourse secured financing
Hotel Wales A Note Payable - (LIBOR + 1.25, 3% Libor Floor)	14,000	4.25%	-	10/2013	14,000

Total Floating Rate Debt/ Wtd Avg	85,001	3.49%	151		84,662	2.04

Total Consolidated Debt/Wtd Avg	$438,924	5.09%	$18,897		$409,532	4.35

(1) An interest rate swap agreement with a notional amount of $42,922 effectively converts the interest rate to a fixed rate of 2.5%.

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – DEBT SUMMARY
(In thousands, Unaudited)

Description	Principal Outstanding June 30, 2013		Interest Rate	Maturity Date		Weighted Average Maturity (in years)
Fixed rate debt
Sealy - Airpark, Nashville, TN	$74,000		5.77%	05/01/12	(6)
Sealy - Newmarket, Atlanta, GA	37,000		6.12%	11/01/16	(6)
Marc Realty - 4415 West Harrision, Hillside, IL	4,384		5.62%	12/01/15
Marc Realty - 1701 East Woodfield, Shaumburg, IL (1)	5,437		4.78%	09/01/15
Marc Realty - 2205-55 Enterprise, Westchester, IL	8,864		4.30%	10/01/19
Mentor Retail - 39 South Street, Chicago, IL	2,497		10.00%	09/10/17
WRT-Elad - One South State Street	107,380		11.00%	02/01/15
VHH - Agave Associates	2,500		3.50%	12/15/36
VHH - Bouquet Canyon Seniors	10,898		6.38%	07/01/28
VHH - Vintage at Chehalis (2)	8,190		4.68%	06/15/40
VHH - Elk Creek Apartments	7,328		6.54%	11/01/39
VHH - Falls Creek Apartments	8,299		6.26%	12/01/40
VHH - Hamilton Place Seniors	74		5.88%	07/01/14
VHH - Heritage Place Apartments	1,754		8.37%	07/19/15
VHH - Heritage Place Apartments	498		1.00%	05/01/39
VHH - Vintage at Mt. Vernon (3)	7,500		5.23%	01/15/37
VHH - Vintage at Mt. Vernon (4)	1,040		5.98%	01/15/37
VHH - Vintage at Napa	5,973		6.21%	06/01/34
VHH - Vintage at Silverdale (5)	14,880		5.70%	09/15/39
VHH - The Bluffs Apartments	8		3.00%	12/15/36
VHH - Twin Ponds Apartments	1,240		6.20%	01/01/38
VHH - Vintage at Vancouver	594		8.12%	01/01/35
VHH - Vista Sonoma Seniors Apts	9,916		6.56%	01/01/32
Total Fixed Rate Debt	$320,254	Wtd Avg	7.57%		Wtd Avg	6.8

Notes to Fixed Rate Debt Schedule:
(1) An interest rate swap agreement with a notional amount of $5,437 effectively converts the interest rate to a fixed rate of 4.78%.
(2) An interest rate swap agreement with a notional amount of $7,898 effectively converts the interest rate to a fixed rate of 4.68%.
(3) An interest rate swap agreement with a notional amount of $7,500 effectively converts the interest rate to a fixed rate of 5.23%.
(4) An interest rate swap agreement with a notional amount of $980 effectively converts the interest rate to a fixed rate of 5.98%.
(5) An interest rate swap agreement with a notional amount of $14,356 effectively converts the interest rate to a fixed rate of 5.70%.
(6) Currently negotiating restructure of loan with special servicer.
(Continued on next page)

WINTHROP REALTY TRUST
EQUITY INVESTMENTS – DEBT SUMMARY (Continued)
Six Months Ended June 30, 2013
 (In thousands, Unaudited)

Description	Principal Outstanding June 30, 2013	Interest Rate (1), (2)		Coupon	Maturity Date	Weighted Average Maturity (in years)
Floating rate debt
Sealy - Northwest Atlanta, Atlanta, GA	13,690	LIBOR +	5.56%	5.56%	09/01/15
Marc Realty - 223 West Jackson, Chicago, IL (3)	6,869	LIBOR +	2.25%	4.25%	09/01/17
701 Seventh - 701 Seventh Avenue, New York, NY (4)	375,000	LIBOR +	10.20%	11.20%	10/01/15
VHH - Agave Associates	14,600	SIFMA +	1.17%	1.29%	10/15/36
VHH - Vintage at Bend	5,500	SIFMA +	1.20%	1.32%	12/15/36
VHH - Vintage at Bremerton	6,200	SIFMA +	1.09%	1.21%	03/15/33
VHH - Vintage at Burien	6,780	SIFMA +	1.47%	1.59%	01/15/38
VHH - Vintage at Everett	16,285	SIFMA +	1.44%	1.56%	01/15/38
VHH - Forest Creek Apartments	13,680	SIFMA +	1.62%	1.74%	06/15/40
VHH - Hamilton Place Seniors	3,590	SIFMA +	1.43%	1.55%	07/01/33
VHH - Holly Village Apartments	6,955	SIFMA +	1.44%	1.56%	07/31/32
VHH - Larkin Place Apartments	4,825	SIFMA +	1.40%	1.52%	07/01/33
VHH - Vintage at Richland	7,535	SIFMA +	1.76%	1.88%	01/15/38
VHH - Rosecreek Senior Living	3,296	SIFMA +	0.43%	0.55%	12/31/37
VHH - Vintage at Sequim	6,268	SIFMA +	2.30%	2.42%	03/01/38
VHH - Silver Creek Apartments	12,875	SIFMA +	1.66%	1.78%	12/15/37
VHH - Vintage at Spokane	16,295	SIFMA +	1.37%	1.49%	08/15/40
VHH - Seven Hills/ St Rose	15,070	SIFMA +	1.37%	1.49%	10/15/35
VHH - The Bluffs Apartments	18,500	SIFMA +	1.38%	1.50%	09/15/34
VHH - Twin Ponds Apartments	5,515	SIFMA +	1.60%	1.72%	01/01/38
VHH - Vintage at Vancouver	7,725	SIFMA +	2.16%	2.28%	01/01/35
Total Floating Rate Debt	567,053		Wtd Avg	8.07%	Wtd Avg	8.7
Total Joint Venture Debt	$887,307		Wtd Avg	7.89%	Wtd Avg	8.0

Notes to Floating Rate Debt Schedule:
(1)	LIBOR rate used to determine coupon on floating rate debt at June 30, 2013 was .19465%
(2)
SIFMA = Securities Industry and Financial Markets Association Municipal Swap Index. SIFMA rate used to determine coupon on floating rate debt at May 31, 2013 on the Vintage debt was 0.12%. Each of the Vintage floating rate debt instruments is subject to an interest rate cap ranging from 5.50% and 8.25%.

(3)	Interest rate floor of 4.25%.
(4)	Interest rate floor of 1%

WINTHROP REALTY TRUST
CONSOLIDATED PROPERTIES LEASE EXPIRATIONS SUMMARY
(Unaudited)

Year of Lease Expirations	Net Rentable Square Feet Subject to Expiring Leases	Percentage of Leased Square Footage Represented by Expiring Leases (%)	Annual Contractual Rent Under Expiring Leases ($)	Annual Rent Per Leased Square Foot of Expiring Leases ($)

Consolidated Multi Tenant Operating Properties:
2013	49,000	4%	$857,000	$17.49
2014	138,000	12%	2,502,000	18.13
2015	119,000	10%	2,656,000	22.32
2016	62,000	5%	1,211,000	19.53
Thereafter	816,000	69%	21,070,000	25.82

Consolidated Single Tenant Operating Properties:
2013	200,000	9%	$2,016,000	$10.08
2014	54,000	2%	840,000	15.56
2015	660,000	31%	1,278,000	1.94
2016	88,000	4%	382,000	4.34
Thereafter	1,143,000	54%	14,694,000	12.86

Annual contractual rent under expiring leases represents base rent charges for the period and does not reflect any straight-line rent adjustments or expense reimbursements.

WINTHROP REALTY TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES OF INCOME TO
NET INCOME ATTRIBUTABLE TO COMMON SHARES
(In thousands)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2013	2013	2012	2012	2012

NOI from consolidated properties (1)(4)	$9,042	$9,303	$7,735	$8,443	$8,260
Less:
Interest expense	(6,708)	(6,032)	(6,056)	(4,430)	(3,447)
Depreciation and amortization	(4,950)	(5,174)	(4,794)	(4,842)	(4,394)
(Income) loss attributable to non-controlling interest	629	795	(188)	(939)	473
WRT share of income (loss) from consolidated properties (2)(4)	(1,987)	(1,108)	(3,303)	(1,768)	892

Equity in income (loss) of equity investments (3)	4,524	7,869	792	12,644	586

Add:
Interest, dividends and discount accretion	4,308	5,320	6,105	3,722	5,778
(Loss) gain on sale of loan securities carried at fair value	-	(102)	614	-	-
Earnings from preferred equity investments	185	202	-	-	-
Unrealized gain (loss) on loan securities carried at fair value	215	-	-	371	(88)
Unrealized gain (loss) on securities carried at fair value	(1,860)	1,718	(338)	3,113	(791)
Gain on loan securities carried at fair value		-	-	-	15
Gain on sale of equity investment		-	-	165	232
Interest and other income	115	70	266	242	90
Income from discontinued operations	6,568	2,913	(8)	(188)	51

Less:
Income attributable to Series D preferred shares	(2,786)	(2,787)	(2,787)	(2,786)	(2,787)
Amount allocated to restricted shares	(98)	(2)	-	-	-
General and administrative	(1,098)	(847)	(3,425)	(3,098)	(3,081)
Related party fees	(2,291)	(2,266)	-	-	-
Transaction costs	(46)	(6)	(87)	(30)	(183)
State and local tax expense	(125)	(17)	(21)	(65)	(143)
Loss on extinguishment of debt	-	-	(121)	-	-
Impairment loss on investment in real estate	-	-	(2,562)	-	-
Settlement expense	(134)	-	-	-	-
Net income attributable to Common Shares	$5,490	$10,957	$(4,875)	$12,322	$571

(1) See additional NOI detail on Page 23 of the supplemental package.
(2) See detail for the six months ended June 30, 2013 on Page 30 of the supplemental package.
(3) See detail for the three months ended June 30, 2013 on Page 31 of the supplemental package.
(4) See definitions for non-GAAP measures on page 37 of the supplemental package.

WINTHROP REALTY TRUST SUPPLEMENTAL DEFINITIONS

Accretion of Discount - The increase in the value of an instrument such as a loan which was acquired for an amount less than face value.

B-Note - A structured junior participation that is part of a first mortgage loan.

Funds From Operations - We have adopted the revised definition of Funds from Operations (“FFO”), adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  Management considers FFO to be an appropriate measure of performance of a REIT.  We calculate FFO by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and adjustment for unconsolidated partnerships and ventures.  Management believes that in order to facilitate a clear understanding of our historical operating results, FFO should be considered in conjunction with net income as presented in the consolidated financial statements included elsewhere herein.  Management considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our calculation of FFO may not be directly comparable to FFO reported by other REITs or similar real estate companies that have not adopted the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.  FFO is not a GAAP financial measure and should not be considered as an alternative to net income (loss), the most directly comparable financial measure of our performance calculated and presented in accordance with GAAP, as an indication of our performance.  FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions.  We believe that to further understand our performance; FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Internal Rate of Return (IRR) – The internal rate of return is the annualized effected compound return rate of an investment.  Specifically, it is the discount rate that equates the cost of an investment with the present value of the cash generated by that investment.

LIBOR – London Inter Bank Offer Rate

Mezzanine Loan – A loan secured by an ownership interest of the entity which owns the property and which is subordinate to a first mortgage loan.

Net Income / (Loss) from Consolidated Properties: Net Income / (Loss) from Consolidated Properties is a non-GAAP measure equal to NOI less interest, depreciation, impairments and other corporate general administrative expenses related to consolidated properties less income attributable to non-controlling interests. We believe Net Income / (Loss) from Consolidated Properties is a useful measure for evaluating operating performance of our consolidated operating properties. Net Income / (Loss) from Consolidated Properties presented by us may not be comparable to Net Income / (Loss) from Consolidated Properties reported by other REITs that define it differently. We believe that in order to facilitate a clear understanding of our operating results, Net Income / (Loss) from Consolidated Properties should be examined in conjunction with net income as presented in our consolidated financial statements. Net Income / (Loss) from Consolidated Properties should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Net Operating Income (NOI) - Net operating income is a non-GAAP measure equal to revenues from all rental property less operating expenses and real estate taxes, exclusive of depreciation, amortization and capital expenditures. We believe NOI is a useful measure for evaluating operating performance of our real estate assets as well as those held by our unconsolidated equity investments. We believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

WINTHROP REALTY TRUST
SUPPLEMENTAL DEFINITIONS (Continued)

Rake Bond – A junior interest in a securitized mortgage loan which has been structured in one or more classes of Collateralized Mortgage Backed Securities (“CMBS”).  Rake bonds are classes of CMBS issued in a transaction that solely relate to one particular mortgage loan.

SIFMA - Securities Industry and Financial Markets Association Municipal Swap Index

Whole Loan – An investment in an original mortgage loan instead of a loan comprised of one or more lenders.

WINTHROP REALTY TRUST INVESTOR INFORMATION

TRANSFER AGENT	INVESTOR RELATIONS

Computershare
Written Requests:
P.O. Box 43078
Providence, RI 02940
phone: 800.622.6757 (U.S., Canada and Puerto Rico)
phone: 781.575.4735 (outside U.S.)

Overnight Delivery:
250 Royall Street
Canton, MA 02021

Internet Inquiries :
Investor Centre™ website at www.computershare.com/investor
Beverly Bergman , VP of Investor Relations Winthrop Realty Trust Beverly Bergman P.O. Box 9507 7 Bulfinch Place, Suite 500 Boston, MA 02114-9507 phone: 617.570.4614 fax: 617.570.4746

ANALYST COVERAGE
Analyst	Firm	Contact Information

Ross L. Smotrich	Barclays Capital	(212) 526-2306 ross.smotrich@barcap.com

Jordan Sadler	KeyBanc	(917) 368-2280 jsadler@keybanccm.com

Craig Mailman	KeyBanc	(917) 368-2316 cmailman@keybanccm.com

Mitch Germain	JMP Securities	(212) 906-3546 mgermain@jmpsecurities.com

Ryan Meliker	MLV & Co.	(646)-556-9184 rmeliker@mlvco.com

Winthrop Realty Trust is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Winthrop Realty Trust's performance made by the analyst is theirs alone and does not represent opinions, forecasts or predictions of Winthrop Realty Trust or its management. Winthrop Realty Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.